PACIFIC FUNDS

SUPPLEMENT DATED DECEMBER 20, 2004
TO THE PROSPECTUS DATED JULY 1, 2004

This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2004, as supplemented July 1, 2004 and October 4, 2004. Remember to review these documents for other important information.

On December 10, 2004, the Board of Trustees of Pacific Funds, (the “Board”), unanimously approved the liquidation of the PF Putnam Equity Income Fund (“Liquidating Fund”).

The Liquidating Fund will close to new investors effective the close of business on December 31, 2004. In addition, no new automatic transaction instructions (e.g., through an automatic investment program, periodic contributions, systematic withdrawals, payroll deductions or prescheduled transfer of assets) will be accepted for the Liquidating Fund after the close of business on December 31, 2004. Any automatic transaction instructions in place for the Liquidating Fund at the close of business on December 31, 2004 may remain in effect until the close of business on January 31, 2005. Please contact your registered representative or Pacific Funds to change your existing automatic transactions instructions or to provide new instructions.

The liquidation is expected to occur at the close of business on March 30, 2005 (the “Liquidation Date”). The Liquidation Date may be postponed if: (i) the New York Stock Exchange or another primary trading market for portfolio securities of the fund is closed to trading or otherwise restricted; or (ii) trading or the reporting of trading on the New York Stock Exchange or other primary trading market is disrupted and the Board believes the value of the net assets in the fund cannot be accurately appraised; or (iii) reasonably necessary to accommodate business needs. If any of these events occurs, the Liquidation Date will be postponed until a reasonable time thereafter, which, with respect to items (i) and (ii), will be the first business day after trading is fully resumed and reporting has been restored.

In preparation for liquidation, the Liquidating Fund may begin transitioning its portfolio holdings to cash, short-term debt securities, or other liquid investments, which will cause it to deviate from its stated investment goal and strategies. This may cause the investment performance of the Liquidating Fund to be lower than if it had remained invested in accordance with its investment goal and strategies.

Beginning 30 days from the date of this supplement, Pacific Life Insurance Company (“Pacific Life”) may, at its sole discretion, redeem its investments in the Liquidating Fund. Pacific Life will directly bear certain costs associated with the liquidation, including brokerage and legal expenses — and indirectly bear the remainder of the costs of the liquidation since the Liquidating Fund is currently exceeding its expense cap. As of November 30, 2004, Pacific Life owned approximately 57% of the PF Putnam Equity Income Fund.

Shareholders subject to a contingent deferred sales charge (“CDSC Shareholders”) may, without imposition of a CDSC: (i) exchange their shares of the Liquidating Fund for shares of other Pacific Funds at any time prior to the Liquidation Date; or (ii) have the Liquidating Fund redeem its shares on the Liquidation Date. CDSC Shareholders who redeem their shares of the Liquidating Fund prior to the Liquidation Date will be subject to a CDSC. Please see the Exchanging Shares section in the prospectus for further information. Exchanges out of the Liquidating Fund will not count towards the annual transfer limit.

Shareholders who still own shares of the Liquidating Fund on the Liquidation Date, other than those in 529 and qualified plans, will be sent a check upon liquidation. 529 and qualified plan owners will be sent additional information regarding the liquidation and its effects, if any, on such plans. Once the fund has been liquidated, all references to the PF Putnam Equity Income Fund will be deleted from the prospectus. No further notification regarding the Liquidating Fund will be sent unless circumstances change from those described herein.

Form No. PFSUP1204